UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2012

IMAGING3, INC.
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-50099	95-4451059
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 W. Valhalla Dr., Burbank, California 91505
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (818) 260-0930

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

TABLE OF CONTENTS

SECTION 3. SECURITIES AND TRADING MARKETS	1

Item 3.02 Unregistered Sales of Equity Securities	1

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT	1

Item 5.03 Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year	1

SECTION 8. OTHER EVENTS	1

Item 8.01 Other Events	1

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS	1

SIGNATURES	2

SECTION 3.                  SECURITIES AND TRADING MARKETS

Item 3.02.	Unregistered Sales of Equity Securities

See Section 8, Item 8.01 in this Report.

SECTION 5.                  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03.	Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year

See Section 8, Item 8.01 in this Report.

SECTION 8.                  OTHER EVENTS

Item 8.01.	Other Events

The Board of Directors of Imaging3, Inc., a California corporation (the “Company”), has authorized and effected the issuance of 3,000 shares of its Series A Preferred Stock to its founder and Chief Executive Officer, Dean Janes.  Each share of Series A Preferred Stock has a par value of $0.001 and the equivalent of 350,000 votes.  The Series A Preferred Stock is not convertible into the Company’s common stock and has virtually no rights to dividends or liquidation preference.  The holder of the Series A Preferred Stock is entitled to dividends only to the extent of the number of shares of Series A Preferred Stock held by him (i.e. 3,000) in proportion to the total number of outstanding shares of preferred and common stock.  The liquidation preference of each share of the Series A Preferred Stock is its par value.  Copies of the Certificate of Determination (retroactively effective on or about November 22, 2011 after review and comment by the California Secretary of State), and Amendment to the Certificate of Determination (effective on or about March 20, 2012) for the Company’s Series A Preferred Stock are attached to this Report as Exhibits 3.1 and 3.2.

SECTION 9.                                FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(a)           Financial Statements of Business Acquired

Not Applicable.

(b)           Pro Forma Financial Information

Not Applicable.

(c)           Shell Company Transactions

Not Applicable.

(d)           Exhibits

3.1           Certificate of Determination for the Series A Preferred Stock of Imaging3, Inc.

3.2           Amendment to the Certificate of Determination for the Series A Preferred Stock of Imaging3, Inc.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IMAGING3, INC.
(Registrant)

  Date:  March 23, 2012

/s/ Dean Janes, Chief Executive Officer
Dean Janes, Chief Executive

2